WHEN YOUR PATH IS UNCLEAR, WE POINT THE WAY. Nasdaq: CLPT August 2026 1 © 2026 CLEARPOINT NEURO

DISCLAIMER FORWARD-LOOKING STATEMENTS Statements in this presentation and discussion concerning ClearPoint Neuro’s (the “Company’s”) plans, growth, and strategies may include forward-looking statements within the meaning of the federal securities laws. Statements regarding the Company’s future events, developments and future performance; the continued development, anticipated timing, and potential commercial opportunity of the Company’s pipeline of products and services under development, including its proprietary Robotic Neuro-Navigation System, Focused Ultrasound System, cell and gene therapy delivery devices and routes of administration, software modeling and navigation tools, and preclinical service capabilities; the anticipated timing, scope, cost and completion of the build-out, equipping, validation and qualification of the ClearPoint Advanced Laboratories facility, and the anticipated timing, performance and revenue contribution of preclinical, GLP and other services to be provided there; the expected future role of the Company’s products and services in addressing unmet needs in neurological diseases and the potential market opportunity for therapies targeting those indications; the Company’s belief about the outcome of regulatory interactions with respect to its biotech Partners’ therapies, the benefits of regulatory expedited review with respect to accelerating the timing of commercialization of such therapies, and the market potential for such therapies; the size of total addressable markets or the market opportunity for the Company’s products and services, including for the Prism Laser Therapy System; the Company’s preclinical CRO facility, the IRRAflow Active Fluid Exchange System, and the Company’s navigation technology; the anticipated adoption of the Company’s products and services for use in the delivery of gene and cell therapies; the Company’s ability to scale its operations, commercialization, and increase utilization of its products in neurosurgical centers; the Company’s 4-Pillar Product pipeline; the Company’s future looking 4-phase strategy; the Company’s four and five pillar growth strategy for 2026 and beyond; the Company’s expectations for revenues, including its revised revenue guidance for the year ending December 31, 2026, market share, operating expenses, and management’s expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. RISK FACTORS These forward-looking statements are based on management’s current expectations and are subject to the risks inherent in the business, which may cause the Company’s actual results to differ materially from those expressed in or implied by forward-looking statements. Particular uncertainties and risks include those relating to: the Company’s biotech Partners’ risks related to the ongoing conduct of their clinical studies, including the risk that such trials will be unable to demonstrate data sufficient to support further clinical development or regulatory approval; the risk that more patient data becomes available that results in a different interpretation than the data already released for gene and cell therapies; risks related to interactions with regulatory authorities, which may affect the initiation, timing and progress of clinical trials and pathways to regulatory approval of the biotech Partners’ therapies; the limitation or modification of the FDA’s eligibility and criteria for its expedited review programs with respect to such therapies; the commercialization and acceptance of gene and cell therapies; the Company’s biotech Partners’ continued use of the Company’s products and services in their delivery of gene and cell therapies; the Company’s ability to maintain its current relationships with its biotech Partners or enter into relationships with new partners; the Company’s ability to continue to build and maintain the infrastructure and personnel needed to allow for widespread adoption of intracranial administration of gene and cell therapies; the Company’s ability to recruit, hire, train and retain qualified clinical specialists and other personnel on the timeline and in the geographies necessary to support its partners’ clinical and potential commercial programs, and the costs of doing so; risks inherent in the research, development, and regulatory approval of the Company’s new pipeline products and the Company’s ability to continue funding of such research, development, and regulatory approval; the future market for preclinical services and the investment required to expand such services, which could divert resources from the Company’s other business operations; risks relating to the Company’s leased laboratory facility, including delays or cost overruns in construction, build-out, equipment delivery, installation, validation or qualification, the condition and habitability of the leased premises, and the risk that GLP or other service capabilities are not established, or do not generate revenue, when expected or at all; risks relating to the Company’s collaborations with academic and other third-party institutions, including with respect to focused ultrasound, such as the risk that such collaborations do not produce commercially viable technology, that the parties disagree as to the terms of the collaboration, or that such arrangements are terminated or modified; the possibility that the anticipated benefits of the IRRAS transaction are not realized when expected or at all; the Company’s failure to integrate IRRAS into its business in accordance with expectations; deviations from the expected market potential of the IRRAS products; diversion of management’s attention and resources in connection with the integration of IRRAS; macroeconomic and inflationary conditions; regulatory and policy uncertainty; the introduction of or changes in tariffs, sanctions, or trade barriers; changes in monetary policy; geopolitical trends, such as instability, protectionism and economic nationalism; the Company’s ability to market, commercialize and achieve broader market acceptance for new products and services offered by the Company; the risk that the Company does not achieve its revenue guidance or other financial expectations for 2026 or future periods; the availability of additional funding to support the Company’s research and development programs and commercialization efforts; the ability of the Company to manage the growth of its business; and the Company’s ability to attract and retain its key employees. THIRD PARTY INFORMATION This presentation contains information concerning the Company’s biotech Partners and their product candidates and clinical and regulatory programs, as well as market, industry, prevalence, cost and ranking data attributed to third parties. That information is derived from the Partners’ own public disclosures and from other publicly available sources. The Company has not independently verified such information, does not adopt or endorse it, and undertakes no obligation to update it. Statements regarding the Partners’ plans, expectations, submissions or timelines are the statements of those third parties and not of the Company. PRODUCT STATUS Certain products and product features described in this presentation are in development and are not cleared or approved for commercial distribution in any jurisdiction. Products that are cleared or approved are not cleared or approved in all territories or for all indications described. For a detailed description of the Company’s risks and uncertainties, you are encouraged to review its documents filed with the SEC including the Company’s recent filings on Form 8-K, Form 10-K and Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. © 2026 CLEARPOINT NEURO

Neuro Navigation and Robotics* Ablation Therapy and Access Neurocritical Care Management Biologics and Drug Delivery *Robotic product is in development phase. Commercialization is subject to successful development, testing, and applicable regulatory clearance. © 2026 CLEARPOINT NEURO OUR COMPANY We Enable Delivery of Both Drug and Device Therapies by Offering Precise Navigation to the Brain and Spine Our Unique Platform Includes Proven Clinical Products Used by Hospitals and Neurosurgeons, and Drug Development Services Used by BioPharma Partners

The Future of Neuro Biologics and Drug Delivery is Here Today Our Company Stroke Rehabilitation (7.0m) More than 30 Million people in the U.S. alone are estimated to suffer from severe and debilitating neurological disorders. Neurological diseases cost Americans nearly $800 Billion annually. To reduce these costs, we must improve both the therapies and the access to care. 30 Million Patients Indicated in the U.S. <300k treated to date with minimally-invasive neurosurgery <1% penetration 30 Million Patients U.S. prevalence pool Parkinson’s Disease & Movement Disorders (8.0m) Epilepsy (2.9m) Alzheimer's & Other Dementias (6.9m) Tumor & Glioblastoma (84k) Severe OCD (1.0m) Treatment Resistant Depression (2.9m) ALS & Spinal Cord Injury (300k) Neuropathic Pain (2.0m) Hemorrhagic Stroke, Subdural Hematoma, Infection (400k) Prevalence estimates are based on publicly available sources. Categories shown are representative and may not be mutually exclusive. ClearPoint Neuro believes that biologics and drug delivery, including cell and gene therapies, will be the answer, and that our minimally invasive tools will make these therapies accessible. © 2026 CLEARPOINT NEURO

The Future of Neuro Biologics and Drug Delivery is Here Today Our Company Of those 30 million patients, 2.1 million in the U.S. alone have disorders where a ClearPoint BioPharma Partner has already been accepted for FDA expedited review. Importantly, this gene therapy is labeled as a combination product with the ClearPoint SmartFlow Neuro Cannula Parkinson’s Disease (1.0m) Drug Resistant Epilepsy (1.0m) Frontotemporal Dementia (60k) Huntington’s Disease (41k) Glioblastoma (22k) Friedreich's Ataxia (5k) AADC Deficiency (rare) Hunter Syndrome (rare) © 2026 CLEARPOINT NEURO ClearPoint Neuro has 60+ Active Pharma Partners, with 10+ programs accepted for FDA expedited review. In 2024, the first gene therapy delivered directly to the brain was approved.

Our 4-Phase Strategy Positions ClearPoint for Decades of Growth Our Company 1 With more than $100m of capital invested over the past 5 years, our large commercial footprint, rapidly expanding installed base, high-capacity manufacturing, stress-tested quality system, global regulatory reach and expansive IP portfolio has given us a mature foundation on which to build GROW OUR ACTIVE INSTALLED BASE OF 150+ LEADING GLOBAL INSTITUTIONS AND ADD PROCEDURAL CAPACITY Our one-of-a-kind drug delivery platform including neuro navigation, predictive modeling, co-labeled delivery devices, infusion monitoring software and expert clinical case support has become the leading choice by biopharma developers EXTEND OUR LEAD WITH A UNIQUE DRUG DELIVERY ECOSYSTEM DESIGNED FOR CELL AND GENE THERAPY DESIGN. DISCOVERY. More than 10 of our partners have now been accepted for FDA expedited review and are leveraging our unique ecosystem, clinical trial experience, and proven global regulatory leadership Our next goal is to treat just 1% of patients with these indications under expedited review, generate another $300m in annual revenue BUILD A NEW $10B MARKET ALONGSIDE OUR 60+ BIOPHARMA PARTNERS AND DIVERSIFIED ACROSS 15+ INDICATIONS THAT INCLUDES DRUGS THAT ARE CO-LABELED WITH CLEARPOINT TECHNOLOGY Our current products and pipeline, combined with our growing commercial reach will continue to compete in these four existing markets; Biologics & drug delivery, Neuro navigation & robotics, Ablation therapy and access, Neurocritical management, Our next goal is to earn 20% share, generate $200m in annual revenue LEVERAGE OUR EXISTING PORTFOLIO TO PENETRATE A $1B EXISTING MARKET OPPORTUNITY TODAY 2 FUNDED. FOUNDATION. 3 FAST. FORWARD. 4 ESSENTIAL. EVERYWHERE. 2010 – 2019 2020 – 2025 2026+ 2026+ © 2026 CLEARPOINT NEURO

The Unique ClearPoint Ecosystem Has Been Years in the Making Design. Discovery. ClearPoint Neuro embraced the unmet need in neuro biologics and drug delivery, and has invested more than $200m over the past 15 years to build a substantial headstart and leadership position. This expansive platform has been used in more than 10,000 procedures to date and has regulatory approvals across 34 countries and counting.* We are positioned to benefit from the expanded use of our delivery platform to include future cell and gene therapies, new DBS and BCI indications, second generation laser ablation therapy, and more advanced approaches to neurocritical fluid management. *Not all products cleared or approved in all territories. © 2026 CLEARPOINT NEURO Data on file ClearPoint Software v.3.x IRRAflow Active Fluid Exchange System ClearPoint Maestro Brain Model* SmartFrame XG SmartFrame OR with ClearPointer* SmartFrame Array* Inflexion Head Fixation Frame ClearPoint Prism Neuro Laser Fibers* ClearPoint Prism Neuro Laser Therapy System* Velocity MRI Power Drill SmartFlow Neuro Cannula IRRAflow Dual-Lumen Catheter and Tube Set CLEARED FDA MARKED

Active ClearPoint Installation (Additional Sites in Asia, EMEA, LATAM) Our Installed Base Has Grown to More than 175 Active Global Centers Funded. Foundation. © 2026 CLEARPOINT NEURO Over 160 employees worldwide focused exclusively on Neuro

~50% of the Top Ranked Neurosurgery Programs use ClearPoint Technology Funded. Foundation. https://health.usnews.com/best-hospitals/rankings/neurology-and-neurosurgery - Posted July 29, 2025 Methodology components and weights summarized from publicly described Best Hospitals specialty ranking methodology (2025–2026 cycle; specialty-specific adjustments may apply). UCSF Medical Center New York-Presbyterian Hospital-Columbia and Cornell Rush University Medical Center Northwestern Memorial Hospital Johns Hopkins Hospital Hospital of University Pennsylvania UT Southwestern Medical Ctr Massachusetts General Hospital Stanford Health Hospital Cleveland Clinic UCLA Medical Center Houston Methodist Hospital Brigham & Women’s Hospital Barnes-Jewish Hospital Cedars-Sinai Medical Center Mayo Clinic Arizona Mayo Clinic Florida Advent Health Orlando Keck Medical Center of USC Thomas Jefferson University UC Davis Medical Center UCSD Jacobs Medical Center University of Michigan Mount Sinai West University of Kansas Emory University Hospital Hackensack Meridian Health Corewell Beaumont University Yale University Hospital Ohio State University – Wexner University of Alabama at Birmingham University of Minnesota Barrow Institute Duke University Hospital University of Wisconsin, Madison Tampa General Hospital UC Irvine Medical Center Baptist Health Miami Hospital Ochsner Medical Center Penn State Health Milton Inova Fairfax Hospital Oregon Health & Science University University of Colorado Aurora Henry Ford Health University of North Carolina Froedtert Hospital Ohio Health Riverside University of Utah Georgetown University US News & World Report Best Neurology/Neurosurgery Hospitals 2025-2026 are recognized for excelling in the treatment of complex, high-risk neurological specialty cases. Evaluation Criteria Public Transparency 3% Patient Experience 5% Process / Expert Opinion 12% Structure 35% Outcomes 45% © 2026 CLEARPOINT NEURO

Stress-Tested QMS and Operations Funded. Foundation. We have invested in our Research & Development, Quality, and Manufacturing infrastructure to build confidence for both hospitals and biopharma partners We bring medical device expertise and regulatory combination product acumen to pharmaceutical companies ClearPoint Neuro assets available to our partners: HQ & training facility in Solana Beach, CA Advanced Research Laboratory in Torrey Pines, CA R&D and manufacturing facility in Carlsbad, CA ISO 13485 / MDSAP / EU MDR certified QMS Proven audit history with pharma partners, FDA and global regulatory body inspections © 2026 CLEARPOINT NEURO

Growth Continues Today While We Prepare for Commercial Drug Approvals Funded. Foundation. For the year ended December 31, 2025 Unaudited, for the trailing twelve months ended June 30, 2026 Including owned and licensed patents Unaudited, as of, and for the quarter ended June 30, 2026 Solana Beach, CA HEADQUARTERS $37.0m(A) 2025 REVENUE 130+(C) PATENTS ISSUED 160+ EMPLOYEES Carlsbad, CA R&D, MANUFACTURING $29.4m(D) CASH & CASH EQUIVALENTS 63%(B) GROSS MARGIN Torrey Pines, CA ADVANCED RESEARCH LABORATORIES © 2026 CLEARPOINT NEURO *All Annual Totals in Millions 2026 2025 2024 2023 2022 2021 2020 2019 2018 $7.4 $11.2 $12.8 $16.3 $20.6 $24.0 $31.4 $37.0 $48.0-$52.0 (est) PRISM LASER THERAPY EXPANSION EU EXPANSION OPERATING ROOM EXPANSION PRECLINICAL EXPANSION IRRAflow ACQUISITION

Experienced Leadership in Place Funded. Foundation. Joe Burnett President & Chief Executive Officer Megan Faulkenberry Senior Vice President of Quality Jeremy Stigall Chief Business Officer Mary McNamara-Cullinane Senior Vice President of Regulatory Affairs Danilo D’Alessandro Chief Financial Officer Rob Korn Senior Vice President of Sales Ernesto Salegio, PhD Senior Vice President of Translational & Pre-Clinical Research Ellisa Cholapranee General Counsel Lyubomir Zagorchev, PhD Vice President of Clinical Science & Applications Paul Larson, MD Chief Medical Officer Mazin Sabra Chief Operating Officer Tim Orr Vice President of Software Development EXECUTIVE LEADERSHIP TEAM Proven industry operators with decades of experience in medical devices, biopharmaceuticals, and clinical research. © 2026 CLEARPOINT NEURO

Our 4-Pillar Growth Strategy Fast. Forward. Collective $1.0B Existing Market Opportunity Today *Not all products cleared or approved in all territories. Increasing Global Scale with Clearances in 34 Countries Worldwide* Pre-Commercial Biologics & Drug Delivery Neurosurgery Navigation & Robotics Laser Ablation Therapy & Access Neurocritical Care & Active CSF Exchange $300m+ Existing Market $125m+ Existing Market $75m+ Existing Market $500m+ Existing Market Our Fast. Forward. 4-Pillar Growth Strategy is to Win 20% of an Existing $1.0B Global Market Opportunity, Generate $200m in Annual Revenue, and to Achieve Cash Breakeven and Profitability Along the Way  © 2026 CLEARPOINT NEURO FAST. FORWARD.

Pillar 1: Pre-Commercial Biologics & Drug Delivery Fast. Forward. Leverage Both Commercial and In-Development Delivery and Navigation Tools SmartFlow Software & Biophysical Modeling in Collaboration with NE Scientific $300m+ Existing Market ClearPoint Neuro currently offers a boutique, neuro-focused CRO complete with device co-development services, pre-clinical testing capabilities, and validated clinical trial products to support and de-risk our more than 60 active pharma partners, and generate revenue before reaching the drug commercialization stage. Hardware Software Pre-Commercial Biologics & Drug Delivery Combining Services & Technology Benchtop Testing Preclinical Studies Device compatibility testing Custom device development Delivery system validation Performance assessment Running preclinical studies Surgical planning & strategy Dosing & surgical expertise Post-procedure analysis © 2026 CLEARPOINT NEURO

Pillar 2: Neuro Navigation & Robotics Fast. Forward. ClearPoint will provide unmatched flexibility by having a single pre-planning software offering several workflows deployed via either MRI, iCT and eventually, Robotics. This strategy balances the consistency of delivery that biopharma partners desire with the optionality and adaptability for surgeons to choose their desired technique. $125m+ Existing Market SmartFrame XG with iCT or MRI-guidance ClearPoint Robotic Platform using the KUKA LBR Robotic Arm *Focused Ultrasound and Robotic product is in development phase. Commercialization is subject to successful development, testing, and applicable regulatory clearance. Pre-Planning & Navigation Software Select Optimal Delivery Method Neurosurgery Navigation & Robotics © 2026 CLEARPOINT NEURO Focused Ultrasound

Pillar 3: Laser Therapy & Access Fast. Forward. $75m+ Existing Market VelocityALPHA MRI Conditional Power Drill With Optional ClearPoint Navigation Synergies A Versatile Power Solution for SmartFrame in the MRI and OR ClearPoint Prism is a mobile laser therapy system featuring innovative non‑cooled applicator technology that simplifies setup, reduces power and potentially ablation time, and enables efficient workflows. Surgeons can capitalize on workflow efficiency and total system accuracy when Prism is combined with ClearPoint Navigation. Laser Ablation Therapy & Access © 2026 CLEARPOINT NEURO The VelocityALPHA MR High Speed Surgical Drill System is a versatile cutter system designed to reduce procedure times in both the MRI suite and the operating room. One System One Team One Room

Pillar 4: Neurocritical Management Fast. Forward. ClearPoint’s recent acquisition of IRRAS expands the portfolio with a unique and disruptive solution for neurocritical care and intracranial fluid management. IRRAflow enables active irrigation and controlled drainage of hemorrhage, toxins, and clots to therapeutically treat intracranial pathologies.   $500m+ Existing Market Active Fluid Exchange System Components IRRAflow Tube Set & Intelligent Digital Cassette IRRAflow Control Unit & Drainage Collection Bag IRRAflow Dual-Lumen Catheter Neurocritical Care & Active CSF Exchange © 2026 CLEARPOINT NEURO

Clear and Continued Investment in ClearPoint’s 4-Pillar Product Pipeline Fast. Forward. 2026 2027 2028+ 1 Bioanalytic Lab Active Pathology Lab Active Hot Cell F-18 Radiochemistry Translational Models for tumor, stroke and spinal cord injury 2 CE Mark for 3.x Software Global Installed Base with iCT Upgrade Publication of iCT Real-World Data SmartFrame Accessory Kit Pre-Clinical Robotic System at The CAL Harmony 1.0 Software Sub-Nuclei Segmentation Harmony 2.0 Software Robotic System SmartFrame Duet DBS/BCI Area of Activation Non-Rigid Fusion CM Segmentation 3 1.5T Compatibility Velocity MRI Power Drill ThermoGuide 3D Damage Model Export CE Mark Prism System Predictive Ablation Software 3D Thermal Modeling Study Initiated Spine LiTT Data Readout 4 Subdural Indication Rapid Evacuation System Next Gen Catheter Bedside Navigation System © 2026 CLEARPOINT NEURO Radiopharma Formulation MRI/CT Imaging Capable Cell Culture Capability Radiolabeling Active Histopathology Active Next Gen Intelligent Cassette Harmony 1.0 Therapy Visualization Philips MRI Compatibility GLP Study Capable Pre-clinical Z-Axis Bolt Pre-Clinical Focused Ultrasound PET/SPECT Imaging Live MRI/CT Installed Cranial Access Bolt Kit IRRAflow Dart Shoreline Software ARCH RCT Data Readout & Publication IRRAflow 3.0 CE Mark (OUS)

2026+ LASER ABLATION THERAPY & ACCESS Add Ablation Coverage & AI Predictive Thermal Modeling Software Launch Velocity MRI Power Drill for Faster Procedure Times NEUROCRITICAL CARE & ACTIVE CSF EXCHANGE Expand Existing Portfolio Into Multiple New Indications Launch Shoreline Software, Cranial Bolt, IRRAflow Dart, Next-Gen IRRAflow Catheter and a Subdural Hemorrhage Catheter Kit PRE-COMMERCIAL BIOLOGICS & DRUG DELIVERY Expand Neuro Pre-Clinical CRO Services Portfolio and Capacity including larger GLP Study Capability Expand Partnerships to Include Co-Development, Commercial Pricing, Drug Clinical Milestones & Royalty Based Agreements Execute on Development Pipeline for Drug Infusion Monitoring/Modeling, Cell Therapy Actuation, Indwelling Catheters and Spinal Routes of Administration NEUROSURGERY NAVIGATION AND ROBOTICS Expand into the Operating Room w/ 3.0 Software, SmartFrame Duet, and Robotics Launch Maestro CT, sub-nuclei segmentation, Non-Rigid Fusion, Area-of-Activation Harmony Software © 2026 CLEARPOINT NEURO Our Fast. Forward. 4-Pillar Growth Strategy is to Win 20% of an Existing $1.0B Global Market Opportunity, Generate $200m in Annual Revenue, and to Achieve Cash Breakeven and Profitability Along the Way  3 2 4 1

What Does it Mean to be Essential to the Future of Cell and Gene Therapy? Essential. Everywhere. It starts by being unique. Our Essential. Everywhere. Strategy is to build a new market from the ground up where our unique ecosystem plays an essential role and enables 20,000 annual  Cell & Gene Therapy procedures. Our Goal is to create the capacity for 20,000 CGT patients per year and generate an additional $300m annually. *Not all products cleared or approved in all territories. ESSENTIAL. EVERYWHERE. © 2026 CLEARPOINT NEURO 20 © 2026 CLEARPOINT NEURO Increasing Global Scale with Clearances in 34 Countries Worldwide* 60+ Active Pharma Partners Exclusively co-labeled with: Pre-Commercial Biologics & Drug Delivery Neurosurgery Navigation & Robotics Laser Ablation Therapy & Access Neurocritical Care & Active CSF Exchange 25+ Active Clinical Trials 15+ Neuro-Focused Indications 10+ Under Regulatory Expedited Review 1 Approved Combination Device

Our Unique Ecosystem Will Play An Essential Role in Cell and Gene Therapy Essential. Everywhere. Comprehensive Pre-Planning Navigation Software Modules Flexible Options for Surgeon Selected Navigation Including Frames, Robotics Multiple Biologic Specific & Co-Labeled Routes-of-Administration, including Focused Ultrasound Every Step Fully Supported by a Team of 30+ Expert Field-Based Clinical Specialists Confirmatory Volumetric Dosing Data for Quality of Delivery Documentation A.I. Derived Patient and Tissue Specific Segmentation Therapy and Patient Specific Biophysics Modeling Tools Certain products shown in development phase. Commercialization is subject to successful development, testing, and applicable regulatory clearance. © 2026 CLEARPOINT NEURO

Indication Parkinson’s Disease Epilepsy Huntington’s Rare Genetic Dementias Gliomas Neuromuscular Stroke …and more than 15 additional programs that are undisclosed and in preclinical development. © 2026 CLEARPOINT NEURO ClearPoint Neuro Has 60+ Active Pharma Partners, 25+ Active Clinical Trials Essential. Everywhere. Preclinical Phase 1/2 Phase 3 Commercialization

Parkinson's (Kenai) – RNDP-001 Parkinson's (Aspen) – ANPD001 Frontotemporal Dementia (AviadoBio) – AVB-101 Friedreich's Ataxia – (Undisclosed) Huntington's (uniQure) – AMT-130 AADC Deficiency (PTC) – KEBILIDI / Upstaza Parkinson's (AskBio) – AB-1005 Parkinson's (BlueRock) – BRT-DA01 Hunter Syndrome (REGENXBIO) – RGX121 Glioma (Siren) – SRN-101 Parkinson’s – (Undisclosed) Parkinson’s – (Undisclosed) Epilepsy (MTLE) (Neurona) – NRTX-1001 10+ Programs Are Already Under FDA Expedited Review Essential. Everywhere. Indication © 2026 CLEARPOINT NEURO Preclinical Phase 1/2 Phase 3 / Pre-Comm Commercialization

Building Surgical Experience and Capacity to Prepare for Drug Commercialization Essential. Everywhere. © 2026 CLEARPOINT NEURO Existing CLPT Navigation Site Experienced CLPT Navigation Site and Participant in Active CGT Trial

5 COMMERCIAL DRUG DELIVERY Add Capacity for 5,000 cell & gene therapy procedures Launch Co-Labeled Products with 10+ partners that are already under FDA Expedited Review across 8 Indications 3 2 2026+ LASER ABLATION THERAPY & ACCESS Add Ablation Coverage & AI Predictive Thermal Modeling Software Launch Velocity MRI Power Drill for Faster Procedure Times 4 NEUROCRITICAL CARE & ACTIVE CSF EXCHANGE Expand Existing Portfolio Into Multiple New Indications Launch Shoreline Software, Cranial Bolt, IRRAflow Dart,  Next-Gen IRRAflow Catheter and a Subdural Hemorrhage Catheter Kit 1 PRE-COMMERCIAL BIOLOGICS & DRUG DELIVERY Expand Neuro Pre-Clinical CRO Services Portfolio and Capacity including larger GLP Study Capability Expand Partnerships to Include Co-Development, Commercial Pricing, Drug Clinical Milestones & Royalty Based Agreements Execute on Development Pipeline for Drug Infusion Monitoring/Modeling, Cell Therapy Actuation, Indwelling Catheters and Spinal Routes of Administration NEUROSURGERY NAVIGATION AND ROBOTICS Expand into the Operating Room w/ 3.0 Software, SmartFrame Duet, and Robotics Launch Maestro CT, sub-nuclei segmentation, Non-Rigid Fusion, Area-of-Activation Harmony Software © 2026 CLEARPOINT NEURO Our Essential. Everywhere. Strategy Expands Our Vision into a 5-Pillar Growth Strategy Which Will Include Commercial Drug Delivery and Highlights Our Path to Achieving $500m in Revenue

Our 4-Phase Strategy Positions ClearPoint for Decades of Growth Our Company 1 With more than $100m of capital invested over the past 5 years, our large commercial footprint, rapidly expanding installed base, high-capacity manufacturing, stress-tested quality system, global regulatory reach and expansive IP portfolio has given us a mature foundation on which to build GROW OUR ACTIVE INSTALLED BASE OF 150+ LEADING GLOBAL INSTITUTIONS AND ADD PROCEDURAL CAPACITY Our one-of-a-kind drug delivery platform including neuro navigation, predictive modeling, co-labeled delivery devices, infusion monitoring software and expert clinical case support has become the leading choice by biopharma developers EXTEND OUR LEAD WITH A UNIQUE DRUG DELIVERY ECOSYSTEM DESIGNED FOR CELL AND GENE THERAPY DESIGN. DISCOVERY. More than 10 of our partners have now been accepted for FDA expedited review and are leveraging our unique ecosystem, clinical trial experience, and proven global regulatory leadership Our next goal is to treat just 1% of patients with these indications under expedited review, generate another $300m in annual revenue BUILD A NEW $10B MARKET ALONGSIDE OUR 60+ BIOPHARMA PARTNERS AND DIVERSIFIED ACROSS 15+ INDICATIONS THAT INCLUDES DRUGS THAT ARE CO-LABELED WITH CLEARPOINT TECHNOLOGY Our current products and pipeline, combined with our growing commercial reach will continue to compete in these four existing markets; Biologics & drug delivery, Neuro navigation & robotics, Ablation therapy and access, Neurocritical management, Our next goal is to earn 20% share, generate $200m in annual revenue LEVERAGE OUR EXISTING PORTFOLIO TO PENETRATE A $1B EXISTING MARKET OPPORTUNITY TODAY 2 FUNDED. FOUNDATION. 3 FAST. FORWARD. 4 ESSENTIAL. EVERYWHERE. 2010 – 2019 2020 – 2025 2026+ 2026+ © 2026 CLEARPOINT NEURO